UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  May 18, 2009
                 ------------



                              TRANSNET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                            0-8693                        22-1892295
-------------------------------   -----------                -------------------
(State or other jurisdiction of   (Commission )               (I.R.S. Employer
incorporation or organization)       File No.                Identification No.)


45 Columbia Road, Somerville, New Jersey                  08876-3576
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code:      908-253-0500
                                                         ------------






----------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE


On May 14, 2009, TransNet Corporation issued a press release reporting its results for the fiscal quarter and nine month period ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1.

..


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release issued May 14, 2009 reporting results for the fiscal quarter and nine month period ended March 31, 2009.





                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TransNet Corporation
                                  (Registrant)
MAY 18, 2009
                                  /s/ Steven J. Wilk
                                  ----------------------------------------
                                  Steven J. Wilk
                                  President and Chief Executive Officer